UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

ODYSSEY HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Texas	000-33267	43-1723043
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

717 North Harwood Street, Suite 1500	75201
Dallas, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 922-9711

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2004, Odyssey HealthCare, Inc. (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing, among other things, the quarterly consolidated financial results of the Company for the third quarter and the nine months ended September 30, 2004.

Item 7.01 Regulation FD Disclosure.

On November 1, 2004, the Company issued the press release attached hereto as Exhibit 99.1 announcing, among other things, a stock repurchase program to purchase up to $30 million of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release dated November 1, 2004.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: November 1, 2004	By:	/s/ Douglas B. Cannon
Douglas B. Cannon
Senior Vice President and Chief Financial Officer